EXHIBIT 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this S-8 Registration Statement (File No. 333-35701) of our report dated February 4, 1998 included in Dendrite International, Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this Registration Statement.



                                             ARTHUR ANDERSEN LLP

Philadelphia, Pa.
April 16, 1998


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